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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      April 6, 2001
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                                WRP Corporation
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             (Exact name of registrant as specified in its charter)


    Maryland                           0-17458                     73-1326131
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(State or other                      (Commission                 (IRS Employer
jurisdiction of                       File Number)                Identification
incorporation)                                                    Number)


500 Park Boulevard, Suite 1260, Itasca, Illinois                     60143
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code       (630) 285-9191
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     N/A
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(Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         WRP Corporation (the "Company") announced the appointment of Mr. Lew Kwong Ann to the office of Chief Executive Officer of the Company and Chairman of the Board, replacing Mr. Richard Wong, who will continue as a Director of the Company. WRP Corporation added a new Chief Financial Officer, Mr. Alan Zeffer. Appointed to the Board of Directors is Mr. Eirik Bonde Aslaksrud who will fill the vacancy on the Board from the recent departure of Mr. Kamaruddin Taib.

         See the Company's press released dated April 6, 2001, attached as
Exhibit 99.1 attached hereto for further details.






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                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             WRP Corporation
                                             (Registrant)



DATE: April 13, 2001                         By:   /s/ Robert Carter
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                                             Name:   Robert Carter
                                             Title:  Controller






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EXHIBITS

        ADDITIONAL EXHIBITS.
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                  99.1.        Press Release dated April 6, 2001.






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